Acquisition Activity	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisition Activity
ACQUISITION ACTIVITY
The Company completed the acquisition of Sabadell United Bank, N.A. ("Sabadell United") from Banco de Sabadell, S.A. on July 31, 2017. The acquisition added $4.0 billion in loans and $4.4 billion in deposits after preliminary fair value adjustments. The acquisition expanded our presence in Southeast Florida adding 25 offices serving the Miami metropolitan area and three offices in Naples, Sarasota and Tampa.

Under the terms of the Stock Purchase Agreement, Banco de Sabadell, S.A. received $809.2 million in cash and 2,610,304 shares of IBERIABANK Corporation common stock in exchange for 100 percent of Sabadell United's common stock. The cash consideration was financed through two public common stock offerings completed on December 7, 2016, and March 7, 2017.
The acquisition of Sabadell United constituted a business combination. Accordingly, assets acquired, liabilities assumed, and consideration exchanged were recorded at their estimated fair value on the acquisition date. The determination of estimated fair values requires management to make certain estimates about discount rates, future expected cash flows, market conditions, and other future events that are highly subjective in nature and may require adjustments. Upon receipt of final fair value estimates during the measurement period, which must be within one year of the acquisition date, the Company will record any adjustments to the preliminary fair value estimates in the reporting period in which the adjustments are determined. Fair value adjustments based on updated estimates could materially affect the goodwill recorded on the acquisition. The Company may incur losses on the acquired loans that are materially different from losses the Company originally projected.
During the third quarter of 2017, the Company recorded preliminary purchase price allocations related to Sabadell United, which resulted in goodwill of $431.8 million. Throughout the fourth quarter of 2017, the Company continued to analyze the valuations assigned to the acquired assets and liabilities assumed. Based on new information relating to events or circumstances existing at the acquisition date and revised valuations, the Company updated estimated fair values increasing goodwill by $30.2 million to $462.0 million. This increase is primarily a result of a change in the estimated fair value of the acquired core deposit intangible assets. As of December 31, 2017, the Company continues to review its fair value estimates and additional adjustments may be required. The following table summarizes the consideration paid for Sabadell United's net assets and the preliminary fair value estimates of acquired identifiable assets and liabilities assumed as of the acquisition date.
Acquisition of Sabadell United

(Dollars in thousands)	Number of Shares	Amount
Equity consideration
Common stock issued	2,610,304	$211,043
Total equity consideration		211,043
Non-equity consideration
Cash		809,159
Total consideration paid		1,020,202
Fair value of net assets assumed including identifiable intangible assets		558,156
Goodwill		$462,046

(Dollars in thousands)	Sabadell United Fair Value (Preliminary)
Assets
Cash and cash equivalents	$318,724
Investment securities	964,123
Loans	4,026,240
Core deposit intangible assets	66,600
Deferred tax asset, net	35,129
Other assets	89,745
Total assets acquired	$5,500,561
Liabilities
Deposit liabilities	$4,383,049
Short-term borrowings	520,539
Other liabilities	38,817
Total liabilities assumed	$4,942,405

Information regarding the preliminary allocation of goodwill recorded as a result of the acquisition to the Company's reportable segments is provided in Note 9 "Goodwill and Other Acquired Intangible Assets." The goodwill recorded as a result of the acquisition is not deductible for tax purposes.
The following is a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed presented above as well as any material measurement period adjustments applied.

Cash and Cash Equivalents: The carrying amount of these assets is a reasonable estimate of fair value based on the short-term nature of these assets.

Investment Securities: Fair values for securities were based on quoted market prices from multiple bond dealers. The simple average of the prices received was used to calculate the adjustments.

Loans: Fair values for loans were based on a discounted cash flow methodology that considered factors including loan type, classification status, remaining term of the loan, fixed or variable interest rate, amortization status and current discount rates. The discount rates used for loans were based on current market rates for new originations of comparable loans and included adjustments for any liquidity concerns. The discount rate did not include an explicit factor for credit losses, as that was included as a reduction to the estimated cash flows.

Core Deposit Intangible Assets ("CDI"): The fair value for CDI was estimated based on a discounted cash flow methodology that gave appropriate consideration to expected customer attrition rates, net maintenance cost of the deposit base, alternative cost of funds, and the interest costs associated with the customer deposits. The CDI is being amortized over its estimated useful life of approximately ten years utilizing an accelerated method.

The fair value for CDI was adjusted during the fourth quarter of 2017. Through review of the fair value calculation and consultation with third party experts, refinements were made to the original core deposit balance valued as well as the average life assumptions applied. These refinements in the discounted cash flow methodology resulted in a decrease to the fair value of the acquired CDI of approximately $30 million with a corresponding adjustment to goodwill. These changes are gross of taxes and reflected in the following table:

Acquired Asset	Balance Sheet Line Item	Provisional Estimate September 30, 2017	Revised Provisional Estimate December 31, 2017	Increase (Decrease)
CDI	Other intangible assets	$96,607	$66,600	$(30,007)

The change in the estimated fair value for CDI also had an immaterial impact on the income statement.

Deposit Liabilities: The fair values used for the demand and savings deposits by definition equal the amount payable on demand at the acquisition date. Fair values for time deposits were estimated using a discounted cash flow analysis that applied interest rates currently being offered to the contractual interest rates on such time deposits.

Short-term Borrowings: The carrying amount of short-term borrowings is a reasonable estimate of fair value based on the short-term nature of these liabilities.

All other measurement period adjustments not discussed above have been deemed immaterial either individually or in the aggregate.

The Company’s consolidated financial statements as of and for the year ended December 31, 2017 include the operating results of the acquired assets and liabilities assumed for the period subsequent to the July 31, 2017 acquisition date. Due to the system conversion of Sabadell United in October of 2017 and subsequent streamlining and integration of the operating activities into those of the Company, historical reporting for the former Sabadell United operations is impracticable and thus disclosure of the revenue from the assets acquired and income before income taxes is impracticable for the period subsequent to acquisition.
The following table presents unaudited pro forma information as if the acquisition occurred on January 1, 2016 under the "Unaudited Pro Forma" columns. The pro forma information does not necessarily reflect the results of operations that would have occurred had the Company acquired Sabadell United on January 1, 2016. Furthermore, cost savings and other business synergies related to the acquisition are not reflected in the pro forma amounts.

	Unaudited Pro Forma for Year Ended December 31,
(Dollars in thousands)	2017	2016
Net interest income	$924,348	$842,945
Non-interest income	219,021	255,022
Net income	174,246	246,799

This pro forma information combines the historical consolidated results of operations of IBERIABANK and Sabadell United for the periods presented and gives effect to the following non recurring adjustments:

Fair value adjustments: Pro forma adjustment to net interest income of $20.3 million and $38.8 million for the years ended December 31, 2017 and 2016, respectively, to record estimated amortization of premiums and accretion of discounts on acquired loans, securities, and deposits.

Sabadell United accretion / amortization: Pro forma adjustment to net interest income of $1.3 million and $4.1 million for the years ended December 31, 2017 and 2016, respectively, to eliminate Sabadell United's amortization of premiums and accretion of discounts on previously acquired loans, securities, FDIC indemnification asset, and deposits.

Sabadell United provision for loan losses: Pro forma adjustments were made to provision for loan losses of $6.4 million and $5.9 million for the years ended December 31, 2017 and 2016, respectively, to eliminate the reversal (benefit) of Sabadell United's release of provision for loan losses and to account for the provision for loan losses on new loans originated during the periods presented.

Amortization of acquired intangibles: Pro forma adjustment to non-interest expense of $5.9 million and $10.1 million for the years ended December 31, 2017 and 2016, respectively, to record estimated amortization of acquired intangible assets.

Other adjustments: Pro forma results also include adjustments related to the removal of benefit from release of reserve for unfunded lending commitments, removal of FDIC clawback liability expense, adjustments to FDIC insurance and other regulatory assessment expenses and related income tax effects.

Merger-related costs: Pro forma results include IBERIABANK merger-related costs which primarily included, but were not limited to, compensation/benefits, professional services, data processing fees, and legal expenses totaling $41.0 million for the year ended December 31, 2017.